UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-40305	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common StockVABKThe Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 16, 2021, Marc J. Bogan gave notice to Virginia National Bankshares Corporation (the “Company”) of his intent to resign as President and Chief Executive Officer of the Company’s wholly-owned subsidiary, Virginia National Bank (the “Bank”), effective July 15, 2021.  With the agreement of the Company, his employment terminated on June 17, 2021,  at which time he also resigned as a member of the Board of Directors of both the Company and the Bank.  In connection with his resignation, Mr. Bogan will be compensated pursuant to the terms of his employment agreement as previously described in and attached as Exhibit 10.4 to the Company’s Form S-4 Registration Statement filed on December 4, 2020 and is incorporated by reference into this Item 5.02.

After the close of business on June 17, 2021, the Board of Directors of the Bank appointed Glenn W. Rust, the current President and Chief Executive Officer of the Company, to the additional role of President and Chief Executive Officer of the Bank.  Prior to the Company’s merger with Fauquier Bankshares, Inc. on April 1, 2021, Mr. Rust had served as President of the Bank since November 2006 and as President and Chief Executive Officer since July 2007.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.   Description of Exhibit

10.1Employment Agreement, dated as of September 30, 2020 and effective upon the merger of Fauquier Bankshares, Inc. into Virginia National Bankshares Corporation, by and among Virginia National Bankshares Corporation, Virginia National Bank and Marc J. Bogan (incorporated by reference to Exhibit 10.4 to Virginia National Bankshares Corporation’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on December 4, 2020)

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: June 21, 2021	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer